497(e)
                                                                       333-19925

AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 29, 2010 TO THE CURRENT ANNUITY PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES

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This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to the prospectuses and statements of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

CERTAIN CHANGES TO THE "FREE LOOK" PERIOD AND WITHDRAWAL CHARGES IN THE STATE OF FLORIDA

As of January 1, 2011, the following information is added to your Prospectus:

For Variable Immediate Annuity contracts, under "Your right to cancel within a certain number of days" in "Selecting your annuity option," the following paragraphs are added as the fifth and sixth paragraphs and for Income Manager contracts under "Your right to cancel within a certain number of days" in "Other benefits and features of the contracts" the following paragraphs are added as the second and third to last paragraphs:

  If you reside in the state of Florida and you are age 65 and older at the time the contract is issued, you may cancel your annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the premiums (contributions for Income Manager contracts) or imposed under the contract, less any payments that were already received.

  If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to the premiums paid (contributions for Income Manager contracts), including any contract fees or charges, less any payments that were already received.

For Income Manager contracts only, under "Withdrawal charge" in "Charges" the following paragraph has been added as the last paragraph:

  If you are age 65 and older at the time your contract is issued, the applicable withdrawal charge will not exceed 10% of the amount withdrawn. In addition, no charge will apply after the end of the 10th contract year or 10 years after a contribution is made, whichever is later.










     DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN CONTRACTS
               CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

              COPYRIGHT 2010 AXA EQUITABLE LIFE INSURANCE COMPANY.
                              ALL RIGHTS RESERVED.

                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

IM-12-36 (12/10)                                            Cat. #146245 (12/10)
NB (FL only), Income Mngr and VIA                                         x03439